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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 1998
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                               ESSEF CORPORATION
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             (Exact name of registrant as specified in its charter)

       OHIO                          0-15902                  34-0777631
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(State or other                   (Commission File        (I.R.S. Employer
jurisdiction of                      Number)                 Identification
incorporation)                                                    Number)

220 Park Drive, Chardon, Ohio                                      44024
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(Address of principal executive offices)                         (Zip Code)


                                 (216) 286-2200
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(Registrant's telephone number, including area code)


                                      N/A
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(Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 22, 1998, Rainbow Acquisition Corp. ("RAC"), a wholly-owned subsidiary of Pac-Fab, Inc., which is a wholly owned subsidiary of Essef Corporation (the "Registrant"), completed its previously announced acquisition of substantially all of the operating assets (the "Acquired Assets") of Rainbow Molding, Inc., Rainbow Lifegard Products, Inc. and Kencar, Inc. (collectively, "Sellers"). This purchase was consummated on the terms specified in a certain Asset Purchase Agreement dated as of June 1, 1998 by and among RAC, the Sellers, Price-Presby Companies, Inc., which is the parent company of the Sellers ("Price-Presby"), and The Price Family Trust UAD 11-6-97, which is the sole stockholder of Price-Presby.

         The Acquired Assets consist of equipment, inventory, receivables, real property and intellectual property used in connection with the manufacture and sale of swimming pool, spa and aquarium accessory products. The purchase price was approximately $24.6 million in cash and the assumption of approximately $2.4 million of operating liabilities, which amount was negotiated between the parties as the fair market value for the Acquired Assets. The acquisition was financed pursuant to a Credit Agreement dated April 28, 1997, as amended, among the Registrant, National City Bank, as Administrative Agent, and ABN Amro Bank N.V., as Syndication Agent.

         RAC intends to use the Acquired Assets in connection with the manufacture and sale of swimming pool, spa and aquarium accessory products.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         No pro forma financial information or financial statements are required to be filed as part of this report.

                                 EXHIBIT LIST
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                                                                  Location of
                                                                  Document in
                                                                   Sequential
Exhibit                                                             Numbering
Number      Description                                                System
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
 2        Asset Purchase Agreement dated June 1, 1998 by and among RAC, the
          Sellers and the Price Family Trust VAD 11-6-97
          (the schedules to the Asset Purchase Agreement have been omitted from this report; however a copy of any such schedule will be furnished supplementally to the Commission upon request)
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                                   SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ESSEF Corporation
                                       Registrant


Dated: August 5, 1998                  By: /s/ Stuart D. Neidus
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                                               Stuart D. Neidus
                                               Executive Vice President and
                                               Chief Financial Officer